SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)

Beverly A. Freeney
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2893
(Name, address and telephone number of agent for service)

LENNAR CORPORATION
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4337490 (I. R. S. Employer Identification No.)

700 N.W. 107th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip Code)

DEBT SECURITIES

Item 1. GENERAL INFORMATION.
Item 2. AFFILIATIONS WITH OBLIGOR.
Item 16. LIST OF EXHIBITS:
SIGNATURE
FORM OF INDENTURE
OPINION OF CLIFFORD CHANCE US LLP
COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
CONSENT OF DELOITTE & TOUCHE LLP
FORM T-1

FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

Items 3-15	Not applicable because, to the best of Trustee’s knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 25th day of June, 2004.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ Beverly A. Freeney
	Name:	Beverly A. Freeney
	Title:	Vice President

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Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of March 31, 2004

($000’s)

3/31/2004
Assets
Cash and Due From Depository Institutions	$384,222
Fixed Assets	532
Intangible Assets	113,634
Other Assets	28,853

Total Assets	$527,241
Liabilities
Other Liabilities	$16,579

Total Liabilities	$16,579
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	3,730

Total Equity Capital	$510,662
Total Liabilities and Equity Capital	$527,241

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Beverly A. Freeney

Title: Vice President

Date: June 25, 2004

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